As filed with the Securities and Exchange Commission on March 2, 2015

Registration Nos. 333-165116
and 811-08994

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 5	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 70	X

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

___  on May 1, 2015 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

  X   on May 1, 2015 pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual single premium deferred variable annuity contracts.

CENTURY II SINGLE PREMIUM AFFINITY VARIABLE ANNUITY PROSPECTUS

INDIVIDUAL SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual single premium deferred variable annuity contract ("Contract") offered by Kansas City Life Insurance Company (“Kansas City Life”). We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors' long-term investment needs. The Contract also provides you the opportunity to allocate your premium to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Annuity Separate Account (“Variable Account”) or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio (“Portfolio”) of a designated mutual fund (“Fund”) as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I

American Century VP Income & Growth Fund – Class I

American Century VP International Fund – Class I

American Century VP Mid Cap Value Fund – Class I

American Century VP Ultra® Fund – Class I

American Century VP Value Fund – Class I

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Opportunistic Small Cap Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares

Federated Insurance Series

Federated Managed Tail Risk Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2

VIP Freedom 2010 Portfolio – Service Class 2

VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2

VIP Freedom 2025 Portfolio – Service Class 2

VIP Freedom 2030 Portfolio – Service Class 2

VIP Freedom 2035 Portfolio – Service Class 2

VIP Freedom 2040 Portfolio – Service Class 2

VIP Freedom 2045 Portfolio – Service Class 2

VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2)

Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2)

Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2)

Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares

MFS® Research Series – Initial Class Shares

MFS® Research Bond Series – Initial Class Shares

MFS® Total Return Series – Initial Class Shares

MFS® Utilities Series – Initial Class Shares

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares (formerly known as MFS® Strategic Income Series – Initial Class Shares)

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premium is our Fixed Account. The Fixed Account is part of Kansas City Life’s general account. It pays interest at declared rates guaranteed to equal or exceed the guaranteed interest rate.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information, dated the same as this Prospectus, contains more information about the Contract and the Variable Account and is incorporated by reference. We show the Table of Contents for the Statement of Additional Information at the end of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of premium payment (principal).

The date of this Prospectus is May 1, 2015.

PROSPECTUS CONTENTS

DEFINITIONS	1
HIGHLIGHTS	3
THE CONTRACT	3
CHARGES AND DEDUCTIONS	5
ANNUITY PROVISIONS	6
FEDERAL TAX STATUS	6
FEE TABLE	7
OWNER TRANSACTION EXPENSES	7
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES	7
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
EXAMPLE OF CHARGES	13
CONDENSED FINANCIAL INFORMATION	15
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS	15
KANSAS CITY LIFE INSURANCE COMPANY	15
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT	15
THE FUNDS	15
RESOLVING MATERIAL CONFLICTS	21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	21
VOTING RIGHTS	22
DESCRIPTION OF THE CONTRACT	22
PURCHASING A CONTRACT	22
REPLACEMENT OF CONTRACTS	22
FREE-LOOK PERIOD	23
ALLOCATION OF PREMIUM	23
DETERMINATION OF CONTRACT VALUE	24
VARIABLE ACCOUNT VALUE	24
TRANSFER PRIVILEGE	25
DOLLAR COST AVERAGING PLAN	27
PORTFOLIO REBALANCING PLAN	27
PARTIAL AND FULL CASH SURRENDERS	28
CONTRACT TERMINATION	29
CONTRACT LOANS	29
DEATH BENEFIT BEFORE MATURITY DATE	30
PROCEEDS ON MATURITY DATE	33
PAYMENTS	33
UNCLAIMED PROPERTY LAWS	34
MODIFICATIONS	34
REPORTS TO CONTRACT OWNER	34
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS	35
OPTIONAL RIDERS	35
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT	35
THE FIXED ACCOUNT	46
GUARANTEED AND CURRENT INTEREST RATES	47
CALCULATION OF FIXED ACCOUNT VALUE	47
TRANSFERS FROM FIXED ACCOUNT	47
DELAY OF PAYMENT	48
CHARGES AND DEDUCTIONS	48
SURRENDER CHARGE	48
TRANSFER PROCESSING FEE	49

ADMINISTRATIVE CHARGES	49
MORTALITY AND EXPENSE RISK CHARGE	49
MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE	50
GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE	50
PREMIUM TAXES	50
REDUCED CHARGES FOR ELIGIBLE GROUPS	50
OTHER TAXES	51
LOAN INTEREST CHARGE	51
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS	51
PAYMENT OPTIONS	51
ELECTION OF OPTIONS	51
DESCRIPTION OF OPTIONS	52
YIELDS AND TOTAL RETURNS	52
YIELDS	52
TOTAL RETURNS	53
FEDERAL TAX STATUS	53
INTRODUCTION	53
TAXATION OF NON-QUALIFIED CONTRACTS	53
TAXATION OF QUALIFIED CONTRACTS	55
FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES	56
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS	56
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO	57
POSSIBLE TAX LAW CHANGES	57
FOREIGN TAX CREDITS	57
SALE OF THE CONTRACTS	57
LEGAL PROCEEDINGS	58
COMPANY HOLIDAYS	58
CHANGE OF ADDRESS NOTIFICATION	58
FINANCIAL STATEMENTS	58
APPENDIX A - CONDENSED FINANCIAL INFORMATION	59
APPENDIX B - GMWB RIDER EXAMPLES	64
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	71

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear. The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract’s annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Cash Surrender Value	The Contract Value less any applicable surrender charge, loan balance and premium taxes payable.

Contract Date	The date from which Contract months, Contract Years, and Contract Anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Fixed Account	An account that is one option we offer for allocation of your premium. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Guaranteed Minimum Death Benefit Option
This Contract provides for a Base Guaranteed Minimum Death Benefit. In addition, there are two enhanced death benefit options available under the Contract. The two options provide different levels of death benefit guarantees. The two options have different issue requirements and expense charges associated with them. These Guaranteed Minimum Death Benefit Options are available only in the states where we have received regulatory approval.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office. Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364. The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant's age on his/her last birthday as of or on the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date
The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum. The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary. (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a "Qualified Contract."

Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Redetermination Dates
The first Contract Anniversary and each subsequent Contract Anniversary, upon which the guaranteed interest rate for the Fixed Account will be redetermined. Redetermination Dates only apply to Contracts issued on or after May 31, 2011, if approved in your state.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day
Each day the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday. Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is 3:00 p.m. Central Time. The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office. Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

HIGHLIGHTS

THE CONTRACT

Who Should Invest. The Contract is designed for investors seeking long-term tax-deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long-term investment purposes. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract. (See "FEDERAL TAX STATUS")

The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a tax-qualified plan. There should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

The Contract. The Contract is an individual single premium deferred variable annuity. In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial"). You must pay the single premium. The maximum Issue Age is 80. (See "PURCHASING A CONTRACT")

We offer various optional benefits that you may elect, including the Annual Ratchet Guaranteed Minimum Death Benefit, the Enhanced Combination Guaranteed Minimum Death Benefit, and Five PlusSM Guaranteed Minimum Withdrawal Benefit. These guarantees provide certain protections against market risk (the risk that your investment in the Contract, i.e., your premium payment, may decline in value or underperform your expectations) that could negatively impact the amount of withdrawals you can make from the Contract, the amount your Beneficiary receives if you die, or the amount of income you may receive from the Contract. Importantly, however, this Contract permits you to make only one premium payment, which means that you cannot make additional investments that would be protected by the guarantees provided by this Contract against market risk. You should not buy the Contract if you believe you may want to make additional premium payments in the Contract to take advantage of these guarantees. Only the amount of your single premium payment will be protected by those guarantees. We offer other Contracts that provide the ability to make additional premium payments. We also offer other variable annuity contracts that have a different death benefit and different contract features. However, these contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about the other contracts, including contracts that permit you to make additional premium payments, contact our Home Office or your registered representative.

Free-Look Period. You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it. The amount returned to you will vary depending on your state. (See "FREE-LOOK PERIOD")

Premium. The minimum single premium amount that we will accept is $10,000. We reserve the right to waive the $10,000 minimum single premium requirement for certain corporate markets contracts.

Premium Allocation. You direct the allocation of your premium payment among the Subaccounts of the Variable Account and/or the Fixed Account. In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account. We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts. We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate. We may declare a higher current interest rate.

The sum of your allocations must equal 100%. We have the right to limit the number of Subaccounts to which you may allocate your premium. We will never limit the number to less than 15.

We will allocate the premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

•	require the premium payment to be refunded under the free-look provision; or
•	require the greater of the premium payment or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions. (See "ALLOCATION OF PREMIUM")

Transfers. After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Certain restrictions apply. The first six transfers during a Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. (See "TRANSFER PRIVILEGE")

We have policies and procedures that attempt to detect frequent, large, programmed or short-term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Full and Partial Surrender. You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

•	the date that the Annuitant dies; or
•	the Maturity Date.

Certain partial surrenders, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of partial surrenders on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

Five PlusSM Guaranteed Minimum Withdrawal Benefit. If you are concerned that poor investment performance or market volatility may adversely impact the amount of money you may withdraw from the Contract, we offer, for a fee, a guaranteed minimum withdrawal benefit. Under the rider, we provide alternative guarantees depending on the amount you withdraw and the age of the covered person. If you satisfy the conditions of the rider, which, in part, limit the amount you may withdraw during a Contract Year, the rider guarantees the return of all the single premium you have invested in the Contract and may also guarantee annual payments for the rest of the covered person’s life, no matter how long the covered person lives.

Subaccount Bonus. There are two bonuses that will be credited to the Variable Account Value. We credit the first bonus on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that day. Because you can only make a single premium payment, the only way you can be assured of receiving this bonus is if you can invest at least $100,000 in the Contract. Even then, negative investment performance could reduce your Contract Value below $100,000, in which case you would not get the bonus until your Contract Value is increased by positive investment performance. The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

We credit a second bonus on all Contracts, regardless of size. After the eighth Contract Year, we credit this bonus each Monthly Anniversary Date to the Variable Account Value. The monthly amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed. We pay these bonus amounts out of the increased revenues on Contracts that have been in force for longer periods of time and the expense efficiencies that result from Contracts with higher Contract Values. These bonus amounts are provided in lieu of reducing expenses directly. We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option. Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.

Death Benefit Before the Maturity Date. If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit. The death benefit will be calculated depending upon which Guaranteed Death Benefit Option is in effect on the Contract at the date of death. There is a base Guaranteed Minimum Death Benefit Option. One of two enhanced options may be chosen at issue. There is an additional charge assessed each month if one of the enhanced options is selected. There are three Guaranteed Minimum Death Benefit Options available as follows:

•	Base Guaranteed Minimum Death Benefit Option;
•	Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Expense Charges vary for each Guaranteed Minimum Death Benefit Option. (See “DEATH BENEFIT BEFORE MATURITY DATE”)

The minimum death benefit (Base Guaranteed Minimum Death Benefit Option) is equal to the greater of:

•	the single premium paid, proportionately adjusted for any surrenders (including applicable surrender charges) less any loan balance; and
•	the Contract Value on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payments).

If you die before the Maturity Date, the Cash Surrender Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death. (See “DEATH BENEFIT BEFORE MATURITY DATE”)

The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant if the Annuitant dies before the Maturity Date. If the Owner, who is not the same as the Annuitant, predeceases the Annuitant before the Maturity Date, the Cash Surrender Value of the Contract will be paid to the Beneficiary.

Death benefit Proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.
•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS

The following charges and deductions apply to the Contract:

Surrender Charge. We do not deduct a charge for sales expenses from the premium at the time it is paid. However, we may deduct a surrender charge when premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight Contract Years following the payment of the premium.

The surrender charge is calculated as a percentage of your premium payment being withdrawn or annuitized. The amount of the surrender charge decreases over time, measured from the Contract Date. The surrender charge percentages are shown below.

Contract Year	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

After the eighth Contract Year, we will not assess a surrender charge when you take a partial surrender from or surrender your Contract.

Subject to certain restrictions, the first withdrawal up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge. (See "SURRENDER CHARGE")

Annual Administration Fee. We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year. We will waive this fee for Contracts with Contract Values of $50,000 or more. (See "ADMINISTRATIVE CHARGES")

Transfer Processing Fee. The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We assess a $25 transfer processing fee for each additional transfer during a Contract Year. (See "TRANSFER PROCESSING FEE")

Asset-Based Administration Charge. We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract. Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%. (See "ADMINISTRATIVE CHARGES")

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25%. (See “MORTALITY AND EXPENSE RISK CHARGE”)

Monthly Guaranteed Minimum Death Benefit Expense Charge. If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge. The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge
•
Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option: A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.35% of Variable Account Value on an annualized basis. (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")

Five PlusSM Guaranteed Minimum Withdrawal Benefit. The monthly charge for the benefit is guaranteed not to exceed 0.10% multiplied by the Guaranteed Withdrawal Balance. The current monthly charge for FIVE PlusSM Guaranteed Minimum Withdrawal Benefit Riders elected on and after January 1, 2009 and for Guaranteed Minimum Withdrawal Benefit Riders elected before January 1, 2009 that have stepped-up since January 1, 2009 is 0.079% multiplied by the Guaranteed Withdrawal Balance.

Premium Taxes. If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the Proceeds to a payment option. (See "PREMIUM TAXES")

Investment Advisory Fees and Other Expenses of the Funds. The Funds deduct investment advisory fees on a daily basis and incur other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. See the prospectuses for the Funds for specific information about these fees. (See “INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS")

For information concerning compensation paid for the sale of Contracts, see “SALE OF THE CONTRACTS.”

ANNUITY PROVISIONS

Maturity Date. On the Maturity Date, we will apply the Proceeds to the payment option you choose. If you choose a Life Payment Option, the amount of Proceeds will be the full Contract Value. If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value. (See “PAYMENT OPTIONS")

Payment Options. The payment options are:

•	Interest Payments (Non-Life Payment Option)
•	Installments of a Specified Amount (Non-Life Payment Option)
•	Installments for a Specified Period (Non-Life Payment Option)
•	Life Income (Life Payment Option)
•	Joint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance. (See “PAYMENT OPTIONS")

FEDERAL TAX STATUS

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as a surrender or annuity payment. However, a distribution also includes a pledge or assignment. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See "FEDERAL TAX STATUS")

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES

Sales Load on Premium Payment	None
Maximum Surrender Charge (as a % of the premium payment withdrawn or Annuitized under a Non-Life Payment Option1)	8%
Transfer Processing Fee	No fee for the first 6 transfers in a Contract Year; $25 for each additional transfer during a Contract Year

1 We do not deduct a charge for sales expenses from the premium at the time it is paid. However, we may deduct a surrender charge when the premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight Contract Years. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Contract Year. The amount of the surrender charge decreases over time. The surrender charge percentages are shown below.

Contract Year	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. This table also includes the charges you would pay if you added an enhanced death benefit option to your Contract.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

Annual Administration Fee	$30 per Contract Year2
Loan Interest Charge	5.00%3
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Under Standard Death Benefit: Mortality and Expense Risk Charge Asset-Based Administration Charge Total Variable Account Annual Expenses	1.25% 0.15% 1.40%
Optional Rider Charges
Guaranteed Minimum Death Benefit Expense Charge (as a percentage of average annual Variable Account Value)
Base Guaranteed Minimum Death Benefit Option	0.00%
Annual Ratchet Guaranteed Minimum Death Benefit Option (optional)	0.20%
Enhanced Combination Guaranteed Minimum Death Benefit Option (optional)	0.35%
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	0.10% multiplied by Guaranteed Withdrawal Balance4

2 We will waive the annual administration fee if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.
3 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contract) is 5% annually. The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).
4 The current charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.079% multiplied by the Guaranteed Withdrawal Balance (assessed monthly).

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2013. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES5

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.29%	1.75%6

5 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers. The expenses shown are those incurred for the year ended December 31, 2013. Current or future expenses may be greater or less than those shown. If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
6 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”) Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests. See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2013.

ANNUAL PORTFOLIO OPERATING EXPENSES7

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

7 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value. The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it. The expenses shown are those incurred for the year ended December 31, 2013. Current or future expenses may be greater or less than those shown. See the Portfolios' prospectuses for more complete information.
Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.29%	NA	0.96%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.29%	0.02%	0.92%	0.02%8	0.90%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.42%	NA	1.17%	NA	NA

8 Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	0.99%	NA	0.01%	NA	1.00%	NA	NA
American Century VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
American Century VP International Fund – Class I	1.36%	NA	0.01%	NA	1.37%	NA	NA
American Century VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Value Fund – Class I	0.97%	NA	0.00%	NA	0.97%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.46%	0.25%	0.01%	NA	0.72%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.64%	NA9	1.39%	NA	NA

9 For the year ended December 31, 2013, the Fund's Other Expenses included less than 1 basis point (0.01%) of Acquired Fund Fees and Expenses from investments in money market funds.
Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	0.76%	0.25%	0.14%	NA	1.15%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.95%	0.25%	0.26%10	NA	1.46%	NA	NA
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.79%	0.25%	0.20%	NA	1.24%	NA	NA

10 Other expenses have been restated to reflect changes to certain fees paid by the fund.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.18%	NA	0.93%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.04%	NA	0.29%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II	0.75%	0.00%11	0.24%12	0.76%	1.75%	0.70%13	1.05%
Federated High Income Bond Fund II	0.60%	NA	0.20%12	NA	0.80%	0.00%14	0.80%
Federated Prime Money Fund II	0.50%	NA	0.18%12	NA	0.68%	0.01%15	0.67%

11 The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur a charge or a Distribution (12b-1) fee of up to a maximum amount of 0.025%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the "Trustees").
12 The Fund may incur or charge an administrative services fee up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such an Administrative Services fee until such time as approved by the Board of Trustees (the “Trustees”).
13 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.29% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
14 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.80% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
15 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.55%	0.25%	0.09%	NA	0.89%	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.43%	0.68%16	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.55%	0.80%16	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.57%	0.82%16	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.58%	0.83%16	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.62%	0.87%16	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.64%	0.89%16	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%16	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%16	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%16	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.67%	0.92%16	NA	NA

16 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2)17,18	1.05%	0.25%	0.05%	NA	1.35%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2)17,18	0.77%	0.25%	0.03%	NA	1.05%	NA	NA
Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2)	1.10%	0.25%	0.25%	NA	1.60%	NA	NA
Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)	0.64%	0.25%	0.14%	NA	1.03%	NA	NA

17 The Fund administration fee is paid indirectly through the management fee.
18 Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.13%	0.01%	0.79%19	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.26%	0.02%	0.93%20	NA	NA
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.25%	NA	0.80%21	NA	NA

19 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets. This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.
20 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets. This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.
21 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets. This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.73%	NA	0.05%	NA	0.78%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
MFS® Research Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.04%	NA	0.79%	0.08%22	0.71%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.07%	NA	0.80%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares (formerly known as MFS® Strategic Income Series – Initial Class Shares)	0.70%	NA	0.30%	0.01%	1.01%	0.20%23	0.81%

22 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually of the first $1 billion, 0.65% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund's average daily net assets annually in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2016.
23 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2015.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.24%	0.89%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.25%	0.90%	NA	NA

EXAMPLE OF CHARGES

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, the annual administration fee, Variable Account charges, the Enhanced Combination Guaranteed Minimum Death Benefit Option (“GMDB”) charge, a monthly Guaranteed Minimum Withdrawal Benefit (“GMWB”) charge of 0.10% multiplied by the Guaranteed Withdrawal Balance, and highest annual portfolio operating expenses for the year ended December 31, 2013. The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest annual portfolio operating expenses. Further, the example shows what your costs would be if you did not elect the optional Guaranteed Minimum Withdrawal Benefit and the optional Enhanced Combination Guaranteed Minimum Death Benefit Option.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year.

(1) If the Contract is surrendered or is paid out under a Non-Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$1,191.43	$2,046.34	$2,813.17	$4,741.24

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$1,050.29	$1,633.47	$2,135.70	$3,440.11

Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$1,058.28	$1,657.16	$2,175.16	$3,518.89

Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$915.05	$1,225.28	$1,443.86	$1,991.36

(2) If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$470.14	$1,412.94	$2,359.13	$4,741.24

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$317.73	$969.92	$1,645.06	$3,440.11

Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$326.38	$995.41	$1,686.73	$3,518.89

Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$171.72	$532.02	$916.06	$1,991.36

The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the example.

The example above assumes that we assess no transfer charges or premium taxes. The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year. There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year. As of 12/31/13, the average Contract Value is equal to $190,679.00 with an average administration fee equal to $0.00. This translates the annual administrative fee into a 0.000% charge on a $10,000 investment for the purposes of the example.

You should not consider the assumed expenses in the example to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns. Actual returns may be greater or less than the assumed amount.

The various Funds themselves or their investment advisers provided the expense information regarding the Funds. The Funds and their investment advisers are not affiliated with us. While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the accumulation unit value listing appears at the end of this Prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995. This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios. Please consult your financial professional.

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is to seek capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.

Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks. Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth. Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Value Fund is to seek long-term capital growth. Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC). The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.). The Fund’s investment objective is to seek to provide shareholders with growth of capital.

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.). The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.). The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the Fund normally invests at least 80% of its net assets, plus any borrowing for investment, in common stocks. The Fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.

Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks capital growth. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in the stocks of small-cap companies. The fund considers small cap companies to be those companies with market capitalizations that fall within the range of the companies in the Russell 2000® Index at the time of purchase. Stocks are selected for the fund's portfolio based primarily on bottom-up fundamental analysis. The fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. In general, the fund seeks exposure to securities and sectors that the fund's portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index. To pursue its goal, the Fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The Fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated. "Standard & Poor's®," "S&P®," "Standard & Poor's® 500," and "S&P 500®" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the Fund invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio manager begins by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio manager designates the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio manager then evaluates each stock to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity. The portfolio manager then further examines the companies determined to be eligible for purchase, by industry or sector, and selects investments from those companies the portfolio manager considers to be the most attractive based on financial considerations.

Federated Insurance Series

Federated Managed Tail Risk Fund II (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company). The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as “junk bonds”).

Federated Prime Money Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund invests primarily in a portfolio of high-quality money market securities rate in one of the two highest categories or of comparable quality.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund). The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2) (Manager: Franklin Templeton Institutional, LLC). The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2) (Manager: Franklin Advisers, Inc.). The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2) (Manager: Templeton Asset Management Ltd. (Asset Management)). The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2) (Manager: Templeton Investment Counsel, LLC). The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.). The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock. "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.). The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.). The Portfolio seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company). The Fund's investment objective is to seek capital appreciation.

MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company). The Fund's investment objective is to seek capital appreciation.

MFS® Research Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.

MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares (formerly known as MFS® Strategic Income Series – Initial Class Shares) (Manager: Massachusetts Financial Services Company). The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman, Inc.). The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman, Inc.). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman, Inc.). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of your single premium payment or transfers among the Subaccounts. There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. We review the Funds periodically and may remove a Fund or limit its availability to transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates). These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds. Kansas City Life and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information) This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Distribution Plan is described in more detail in the underlying Fund’s prospectus. (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”) The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”). These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts. (See “SALE OF THE CONTRACTS”)

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code (“Code”). As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting. Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions. This means that a small number of Owners may control the outcome of the vote.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account. You may also allocate a portion of your premium to our Fixed Account. We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan. The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from those described in this Prospectus. Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex. In addition, optional riders may not be available in all states. See your Contract for specific variations. Your registered representative may also provide you with additional information about state variations.

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80. However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately. We may issue Contracts above the maximum Issue Age under certain circumstances. We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The Annual Ratchet and Enhanced Combination Guaranteed Minimum Death Benefit Options are only available at issue of the Contract. The Annual Ratchet option is available for Annuitants with Issue Ages of 75 and below and the Enhanced Combination option is only available for Annuitants with Issue Ages of 70 and below. The Guaranteed Minimum Death Benefit Options are offered only in the states where we have received regulatory approval.

The minimum single premium that we accept is $10,000.

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received the premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your "free-look" period. The free look period applies for the 10 days after you receive the Contract. When we receive the returned Contract at our Home Office, we will cancel the Contract. The amount that we will refund will vary according to state requirements. Most states (including Alabama) allow us to refund Contract Value. In those states, we will return an amount equal to the Contract Value. We will determine the amount of the Contract Value as of the earlier of:

•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

A few states require a return of the greater of the premium payment or Contract Value. In these states, we will refund the greater of:

•	the premium paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

Some states (including Oregon) permit only the return of premium even if this amount is less than what we would have returned otherwise. In all states, we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUM

At the time of application, you select how we will allocate the premium among the Subaccounts and the Fixed Account. You can change the allocation percentages at any time by sending Written Notice to us. You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)

Our procedures for allocation of the premium during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate the premium according to the allocation you requested; and
•
for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premium paid or the refund of the greater of Contract Value or premium paid, we will allocate premium received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the premium within two business days of when we receive the premium at our Home Office. In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the premium. If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay. We will also return the premium immediately, unless you specifically consent to our keeping the premium until the application is complete. Once the application is complete, we will allocate the premium within two business days. There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.

If mandated under applicable law, we may be required to reject your premium payment. We may also be required to provide additional information about you or your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE

The Variable Account Value reflects the following:

•	the investment experience of the selected Subaccounts;
•	the premium paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract;
•	Contract loan balance; and
•	bonuses paid on the Monthly Anniversary Date.

There are two bonuses that will be credited to the Variable Account Value. The first bonus is credited to Contracts on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that date. The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

The second bonus is credited to all Contracts, regardless of size. After the eighth Contract Year, this bonus will be credited each Monthly Anniversary Date to the Variable Account Value. The amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed. We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option. Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date. Please note that because a bonus will increase Variable Account Value, charges that are based on a percentage of Variable Account Value also will increase.

There is no guaranteed minimum Variable Account Value. Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

Calculation of Variable Account Value. We calculate the Variable Account Value on each Valuation Date. Its value will be the sum of the values attributable to the Contract in each of the Subaccounts. We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract. The unit value of a Subaccount may increase, decrease, or remain the same.

Determination of Number of Accumulation Units. We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount. We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
•	bonuses credited on the Monthly Anniversary Date.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee;
•	amounts surrendered (including applicable charges) during the current Valuation Period; and

•	the pro rata portion of the monthly Guaranteed Minimum Death Benefit charge assessed on the Monthly Anniversary Day.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

Net Investment Factor. We will calculate a net investment factor on each Valuation Day. A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The formula for the net investment factor equals:

(X/Y) – Z

where "X" equals the sum of:

•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis. These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge. The asset-based administration charge equals 0.15% on an annual basis. The mortality and expense risk charge equals 1.25% on an annual basis.

Determination of Unit Value. We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought. The accumulation unit value for each subsequent Valuation Period is equal to:

A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•
we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account. However, you can make only one transfer from the Fixed Account each Contract Year. (See "TRANSFERS FROM FIXED ACCOUNT" for restrictions); and

•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS") Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same-day pricing of the transaction. Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time). If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free. We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones. For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price. Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations. Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts. Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time. Currently, we monitor for 12 or more transfers in a Contract within a calendar year. For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner. However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts. We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege. Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected. Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection. We apply our procedures consistently to Owners without special arrangement, waiver or exception. However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts. We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the

Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares. You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner). You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through your premium payment or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the Contract Date. We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

•	we have completed the number of designated transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins. The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. The plan automatically adjusts your portfolio mix to be consistent with your current allocation instructions. If you make a change to your allocation instructions we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new allocation instructions. We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends. If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a new allocation; or
•	the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS

Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant’s death and the Maturity Date. You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”) The minimum partial surrender requested must be at least $100. We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender. We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time). For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange. We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions. If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year. (See “SURRENDER CHARGE”)

Systematic Partial Surrender Plan. The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount. If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis. The minimum payment under this plan is $100. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year. (See “SURRENDER CHARGE”)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders. You should consult your tax adviser before requesting a partial or systematic partial surrender. (See “FEDERAL TAX STATUS")

Full Surrender. You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant’s death and before the Maturity Date. The Cash Surrender Value will equal the Contract Value less:

•	any applicable surrender charge;
•	any loan balance;
•	any premium taxes payable; and
•	any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract. We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock

Exchange (usually 3:00 p.m. Central Time). For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract. (See “SURRENDER CHARGE”)

Certain federal income tax consequences may apply to a surrender of the Contract. You should consult your tax adviser before requesting a surrender. (See "FEDERAL TAX STATUS")

Restrictions on Distributions from Certain Contracts. Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon:

•	the death of the employee;
•	attainment of age 59½;
•	severance from employment;
•	disability; or
•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship. Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.

CONTRACT TERMINATION

We may terminate the Contract and pay you the Cash Surrender Value if these events simultaneously exist prior to the Maturity Date:

•	the Contract Value is less than $2,000; and
•	your single premium paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract. We have the right to automatically terminate the Contract on the date specified in the notice unless the Contract Value has increased to the amount required due to positive investment performance.

CONTRACT LOANS

If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request. You may obtain a loan by submitting Written Notice. The only security we require is an assignment of the Contract to us. We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

Amount of Loan Available. You may borrow up to the least of:

•
$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan the sum of all prior loans, loan interest outstanding, and the current loan applied for may not exceed the applicable limit described above. Each loan must be at least $2,500.

Loan Account. When you take a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account. The loan account is part of the Fixed Account. If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account. Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

Interest Credited on Loaned Amount. We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year. We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.

Loan Interest Charged. On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year. We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

Repayment of Loan. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts. We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently. Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period. You are allowed a 31-day grace period from the installment due date. If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge. This deemed distribution may be subject to income and penalty tax under the Code.

Loan Balance. Loan balance means all unpaid Contract loans and loan interest. We will deduct any outstanding loan balance from the Contract Proceeds. We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract. We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

ERISA Plans. If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan. Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE

A death benefit will be paid at the death of either the Annuitant or the Owner of the Contract. We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. Once a death benefit has been paid, the Contract is terminated. If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant. However, if the Contract is issued with an Owner and an Annuitant who is not the same individual, the benefit will be paid at the first death. If the Owner predeceases the

Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary. If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.

Calculation of the Guaranteed Minimum Death Benefit. The Contract provides a Base Guaranteed Minimum Death Benefit Option and also offers two enhanced Guaranteed Minimum Death Benefit Options that can be selected at issue for an additional charge.

The two options are:

•	The Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	The Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option as described below. Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

The death benefit options provide protection in the event of a market downturn. However, there are additional costs associated with the enhanced Guaranteed Minimum Death Benefits. Those costs can limit the Contract’s participation in rising equity markets. Please consult your financial professional.

Base Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit will be the greater of:

•	premium paid, proportionately adjusted for partial surrenders, less any loan balance; or
•	the Contract Value less any loan balance on the date we receive proof of the Annuitant's death.

There is no additional charge for the Base Guaranteed Minimum Death Benefit Option. This option is available at issue and at any time after.

Annual Ratchet Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionally adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or
•	the death benefit calculated as described above for ages 80 and below.

If you elect the Annual Ratchet Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.01665% of Variable Account Value, which equals 0.20% of the Variable Account Value on an annualized basis. This charge is deducted from the Variable Account Value every Monthly Anniversary Day. (See “MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE”) This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below.

Enhanced Combination Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greatest of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
premium paid, accumulated annually at 5% interest until the date of the Annuitant’s death, proportionately adjusted for partial surrenders and deducting any loan balance. We place a maximum on the amount accumulated at 5% interest of two times the premium paid, less surrenders and any loan balance; or

•
the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or
•
the value of the Guaranteed Minimum Death Benefit on the Contract Anniversary following the Annuitant’s 80th birthday, calculated as described above, adjusted proportionately for partial surrenders and less any loan balance.

If you elect the Enhanced Combination Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.02912% of the Variable Account Value, which equals 0.35% of the Variable Account on an annualized basis. This charge is deducted from the Variable Account Value every Monthly Anniversary Day. (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE") This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below.

Adjustment to Guaranteed Minimum Death Benefit Calculation for Partial Surrenders

We will reduce the Guaranteed Minimum Death Benefit calculation by an amount equal to the percentage of the partial surrender as compared to the Contract Value as of the date of the withdrawal.

Changes in Guaranteed Minimum Death Benefit Options

If you have elected the Annual Ratchet or Enhanced Combination Guaranteed Minimum Death Benefit Options, you may change the option at any time to the Base Guaranteed Minimum Death Benefit Option. The effective date of change will be the Monthly Anniversary Day on or following the date we receive Written Notice of the change.

Death of Annuitant. If the Annuitant dies before the Maturity Date while the Owner is alive, we will pay the death benefit Proceeds under the Contract to the Beneficiary.

We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option. If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

Death of Owner. If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death. If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary’s life expectancy);
•	the distributions begin within one year of the Owner’s death; and
•	the Beneficiary is a natural person, not a legal entity such as a corporation or trust.

If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit. We will base this increase on the Contract Value on the date we are notified of the death of the Owner. If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application. Joint Owners must be husband and wife as of the Contract Date.

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.
If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements. Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when Proceeds under the Contract are payable. The Proceeds available on the Maturity Date vary depending upon how you elect to receive the Proceeds:

•	we will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option; and
•	we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the Proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:

•	the Contract Anniversary following the Annuitant's 85th birthday; or
•	the tenth Contract Anniversary.

For Qualified Contracts, distributions may be required to begin at age 70½. Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must be not later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.

On the Maturity Date, we will pay the maturity proceeds under the Life Income Option with a minimum guaranteed payment period of 120 months, unless you have chosen to receive the Proceeds under another payment option or in a lump sum. (See "PAYMENT OPTIONS”)

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice. All documents received must be in good order. This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We must also receive due proof of death to pay a death benefit. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
•	the SEC permits by an order the postponement for the protection of Owners; or
•
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Prime Money Fund II Subaccount until the Fund is liquidated.

If you have made a recent loan payment by check or draft, we may defer payment until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

Legacy Account. As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life's Legacy Accounts. For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account. Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary. The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account. The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life. An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements. However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life. In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited. Kansas City Life may profit from amounts left in a Legacy Account. Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay death benefit Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

UNCLAIMED PROPERTY LAWS

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 800-616-3670 to make such changes.

MODIFICATIONS

We may modify the Contract, subject to providing notice to you. We may only make modification if it is necessary to:

•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•
assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually. The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation. We will show the information in the report as of a date no more than two months prior to the date of mailing. We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in allocation instructions;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us. We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 Central Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com. Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made within 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

OPTIONAL RIDERS

FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT

IMPORTANT TERMS

Covered Person means:  the person whose life we use to determine the duration of the Lifetime Income Amount payments.  You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") rider.  Under Qualified Contracts, the Covered Person must be the Owner.  Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary.  Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary.  (See "LIFETIME INCOME AMOUNT" and "DEATH BENEFITS")

Designated Subaccounts means:  the Designated Subaccounts to which you can allocate premiums and Contract Value under this rider.  The Designated Subaccounts available depend on the Rider Effective Date.

Excess Withdrawal means:  a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.

Guaranteed Withdrawal Balance means:  the total amount available for future periodic guaranteed withdrawals.

Guaranteed Withdrawal Amount means:  the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.

Investment Strategy means:  the currently available Designated Subaccounts to which you must allocate premiums and Contract Value for this rider to remain in effect.

Rider Effective Date means:  the Contract Anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") is effective from.

Lifetime Income Amount means:  the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Lifetime Income Date means:  the Contract Anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.

Withdrawal means:  the amounts partially surrendered as described in the Contract, including any applicable surrender charges.

Settlement Phase occurs:  when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.

Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.

DESCRIPTION OF THE GMWB RIDER

If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider.  The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person.  First, the GMWB guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date).  Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.  However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.

Example:

Assume that you purchase a Contract with the GMWB when you are 55.  Your initial premium payment is $100,000.  You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the initial premium payment of $100,000).  Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed Withdrawal Balance will be $50,000.  You are the Covered Person under the Contract and are now 65 years old.  You have reached the Lifetime Income Date.  If, in each Contract Year thereafter, you limited your annual withdrawals to the

Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life.  However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 initial premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount.  You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life, because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.

The GMWB does not guarantee Contract Value or the performance of any investment option.

IMPORTANT CONSIDERATIONS

•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate all premiums and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.
•
To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below.  These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.

•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
•
Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.

•
In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.

•	For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio’s investment strategy. That investment strategy could reduce your investment return.
•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•
We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value.  We will only increase your Guaranteed Withdrawal Balance if you pay an additional premium or if there is a step-up or bonus.

•
Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.

•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See "FEDERAL TAX ISSUES")
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•
If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.

•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•	You may not make additional premium payments during the GMWB rider’s Settlement Phase.
•
If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.

•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•
If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero.  The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.

•	Surrender charges will apply to the withdrawals you take. (See "CHARGES AND DEDUCTIONS")
•	Inflation may impact the value of the GMWB rider.
•
The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established.  Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.

•
Withdrawals for more than your Guaranteed Withdrawal Amount may eliminate your ability to make withdrawals on or after the Lifetime Income Date and, if certain conditions are met, may increase the likelihood that your Contract could be terminated.

•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

You should not purchase the GMWB if:

•
you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;
•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals; or
•	you do not expect to take withdrawals.

In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher.  The rider may not be appropriate for you if you plan to take Excess Withdrawals.  You should consult your financial professional to discuss whether the GMWB rider suits your needs.

WHEN TO TAKE WITHDRAWALS

You should carefully consider when to begin taking withdrawals if you have elected the GMWB rider.  If you begin taking withdrawals too soon, you may limit the value of the GMWB rider.  For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses.  If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

PURCHASING THE GMWB RIDER

You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:

•	the rider is available for sale in the state where the Contract is sold;
•	you limit your investment of premiums and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.

We reserve the right to refuse to issue the GMWB rider at our sole discretion.

GUARANTEED WITHDRAWAL BALANCE

The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount.  Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million.  The initial Guaranteed Withdrawal Balance is equal to your initial premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date.  Each time an additional premium is paid, the Guaranteed Withdrawal Balance increases by the amount of the additional premium.  The Guaranteed Withdrawal Balance may also increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal.  (See "BONUS," "STEP-UPS," and "Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount")  The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.

GUARANTEED WITHDRAWAL AMOUNT

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect.  The maximum Guaranteed Withdrawal Amount at any time is $250,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.

LIFETIME INCOME AMOUNT

The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect.  We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount.  If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals.  If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount (referred to as "Excess Withdrawals"), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:

•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.

Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.

The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.

Effect of Withdrawals on the Lifetime Income Amount.  On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as "Excess Withdrawals").  The Lifetime Income Amount will be automatically reset to equal the lesser of:

•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount.  In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year.  These involve withdrawals taken as Required Minimum Distributions.  (See "REQUIRED MINIMUM DISTRIBUTIONS")

Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount.  Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount.  You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Remember:

•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.

•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.

BONUS

We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider’s bonus period if you take no withdrawals during that Contract Year.  The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80.  Each time you qualify for a bonus:

If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:

•	an amount equal to 5% of total premiums paid (subject to the applicable limits on additional premiums) to the Contract if the rider is issued on the Contract Date; or
•
an amount equal to 5% of the initial Guaranteed Withdrawal Balance, increased by any premiums paid (subject to the applicable limits on additional premiums) since the Rider Effective Date, if this rider is added after the Contract Date.

If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset, and any premiums received since such latest step-up or reset.

Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:

•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance).  Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Bonuses do not increase the Contract Value of the Contract.

STEP-UPS

If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase ("step-up") the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage.  (See "GMWB RIDER CHARGE")

The Guaranteed Withdrawal Amount will equal the greater of:

•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

The Lifetime Income Amount will equal the greater of:

•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

We reserve the right to increase the current monthly rider charge percentage up to 0.10%.  If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up.  (See "GMWB RIDER CHARGE")

The step-up dates occur only while the GMWB rider is in effect.  For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012, the step-up dates occur on each of the 3rd, 6th, and 9th Contract Anniversaries after the Rider Effective Date.  After the 9th Contract Anniversary, the step-up dates occur on each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary after the Rider Effective Date.  For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after, the step-up dates occur on each Contract Anniversary after the Rider Effective Date up to and including the 30th Contract Anniversary after the Rider Effective Date.  If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates.  If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.

Please note that the automatic step-up may be of limited benefit if you intend to make premium payments that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

ADDITIONAL PREMIUMS

We will increase the total Guaranteed Withdrawal Balance by the amount of each additional premium we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount:

In the case of the Guaranteed Withdrawal Amount, to equal the greater of the:

•	Guaranteed Withdrawal Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Guaranteed Withdrawal Amount immediately prior to the premium plus an amount equal to 5% of the premium.

In the case of the Lifetime Income Amount, to equal the greater of the:

•	Lifetime Income Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Lifetime Income Amount immediately prior to the premium plus an amount equal to 5% of the premium.

We do not permit additional premiums during a GMWB rider’s "Settlement Phase," as described below.

Premium limits on Non-Qualified Contracts.   If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to pay premiums.  On or after the first Contract Anniversary following the Rider Effective Date, we will not accept any additional premium without our prior approval that either:

•	exceeds $100,000; or
•	causes the total of all additional premiums paid since the first Contract Anniversary following the Rider Effective Date to exceed $100,000.

For Non-Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary following the Rider Effective Date.

Premium limits on Qualified Contracts. If we issue your Contract in connection with a tax-qualified retirement plan, including an IRA, we also impose additional limits on your ability to make premium payments:

•
after the first Contract Anniversary after the Covered Person reaches age 65, we will not accept additional premium payments, without our prior approval, that exceed $100,000 or cause the total premiums paid after the first Contract Anniversary following the Rider Effective Date to exceed $100,000; and

•	we will not accept any premium after the Covered Person becomes age 81.

For Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary after the Covered Person reaches age 65.

You should consult with a qualified tax adviser prior to electing the GMWB rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Please note that the premium limitations discussed in this section are in addition to the premium limitations discussed under "Purchasing a Contract" earlier in the Prospectus.

INVESTMENT STRATEGY

The Investment Strategy includes the Designated Subaccounts.  If you elect the GMWB rider, you must allocate your Contract Value to one or more of the Designated Subaccounts available to you.  As discussed below, the Designated Subaccounts that are available to you will vary based on your GMWB rider effective date.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")  You must choose one of these available Designated Subaccounts and your initial premium payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Designated Subaccounts you select.  Subsequent premium payments will also be allocated accordingly.  Contract Value will be rebalanced quarterly to maintain the current allocations.  We selected the Designated Subaccounts to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant’s death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.

This rider will remain in effect only if your premium payments and Contract Value are allocated at all times to one or more of the currently available Designated Subaccounts in accordance with the requirements of this rider.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")

Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.

You should consult with your financial professional to assist you in determining which Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.

AVAILABLE DESIGNATED SUBACCOUNTS

You must allocate your entire Contract Value to one or more of the Designated Subaccounts that are available to you.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount.  On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Designated Subaccounts you elected.

Under our Dollar Cost Averaging Plan, you may elect to allocate your premiums and Contract Value over time to one or more of the Designated Subaccounts that you have selected.  If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.

We offer Designated Subaccounts with different risk profiles.  You need to determine which Designated Subaccounts are best for you.  You should consult with your financial adviser on this decision.  Your financial adviser can help you determine which Designated Subaccounts are best suited to your financial needs, investment time horizon, and willingness to accept investment risk.  You should periodically review these factors with your financial adviser to determine if you should change Designated Subaccounts to keep up with changes in your personal circumstances.  Your financial adviser can assist you in completing the proper forms to make a change to the Designated Subaccounts you have elected.  You should not regard the Designated Subaccounts as investment advice.  Kansas City Life bears no responsibility for your decision to select or change Designated Subaccounts.

For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012

You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	Fidelity VIP Freedom 2010 Portfolio – Service Class 2
•	Fidelity VIP Freedom 2015 Portfolio – Service Class 2
•	Fidelity VIP Freedom 2020 Portfolio – Service Class 2
•	Fidelity VIP Freedom Income Portfolio – Service Class 2
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after

You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

We periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts that are available to you.

We will notify you at least 30 days in advance of any substitution, removal, or change to a Designated Subaccount that you have selected.  You should carefully review these notices.  If a Designated Subaccount to which you have allocated some or all of your Contract Value is no longer available under the GMWB rider, you must transfer that Contract Value to a Designated Subaccount that is currently available in order to keep the rider in effect.  If you do not wish to make such transfer, you may terminate the GMWB rider.

For more information regarding each Fund that we permit you to invest in through a Designated Subaccount, including information relating to that Fund’s investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the "Kansas City Life, the Variable Account and the Funds" section of this Prospectus as well as the Fund’s prospectus.  You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670.  You should read the Fund’s prospectus carefully before investing.

You may transfer your Contract Value among the Designated Subaccounts that are available to you, at any time, by Written Request.  Any change will be effective on the date we receive your Written Request.  You may not make transfers between the Designated Subaccounts and the Fixed Account.  We will waive the restrictions defined in "Transfer Privilege" if the applicable transfer is required under the terms of the GMWB rider.

A Designated Subaccount may not perform as intended.  Investment performance of your Contract Value could be better or worse than expected.  One purpose of requiring you to invest in a Designated Subaccount is to limit Kansas City Life’s exposure under the GMWB rider.  This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts.  You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.

The timing of your investment and the frequency of automatic rebalancing may affect performance.  Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

If you elect to purchase the GMWB rider you may invest your Contract Value only in the Designated Subaccounts we make available with this benefit.

REQUIRED MINIMUM DISTRIBUTIONS

For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Internal Revenue Code.

Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract. Our calculation will be based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

You should discuss these matters with your tax adviser prior to electing the GMWB rider.

Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.

We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero. We will make distributions as part of the GMWB rider’s Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE

We automatically make settlement payments during the GMWB rider’s Settlement Phase. The Settlement Phase begins if total withdrawals during the Contract Year:

•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.

During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional riders, terminate. We will not deduct any charge for the GMWB rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:

•
You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount. (See “EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT”)

•
You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. (See “REQUIRED MINIMUM DISTRIBUTIONS”) After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.

•
We will make annual settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.

•
After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. (See “EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT”) We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.

Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.

Withdrawals under the GMWB rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

DEATH BENEFITS

Death benefits before the Settlement Phase

If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate. This means Kansas City Life will make no more payments under this rider.

However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:

If:	Then the GMWB rider:
the Covered Person is no longer alive
•Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
•Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.
•Continues to impose the GMWB rider charge.
•Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)
•Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first Contract Anniversary after the Covered Person has reached age 65.
•Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
•Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.
•Continues to impose the GMWB rider charge.
•Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions. Consult a tax adviser.

Death benefit during the Settlement Phase

If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable. The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider. Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person.

TERMINATION

You may not terminate the GMWB rider for five years from the Rider Effective Date. The GMWB rider will terminate automatically upon the earliest of:

•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or

•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or
•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
•	the date you change your allocation instructions or transfer Contract Value to an investment option other than to an Investment Strategy option.

GMWB RIDER CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider. The current GMWB rider charge is equal to 0.079% multiplied by the Guaranteed Withdrawal Balance. We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value. We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up. However, the current monthly rider charge percentage will never exceed 0.10%.

The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits. Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner’s rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus. You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.

FEDERAL TAX ISSUES

The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear. In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes. However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date, as withdrawals for tax purposes. (See “FEDERAL TAX STATUS”) In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.

The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts. Consult a tax adviser.

THE FIXED ACCOUNT
You may allocate some or all of the premium and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See “TRANSFERS FROM FIXED ACCOUNT”) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee the amount of premium paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.

GUARANTEED AND CURRENT INTEREST RATES

There are two interest rates that are applicable to the Fixed Account – the guaranteed interest rate and the current interest rate. The actual rate credited to the Fixed Account Value is the greater of the guaranteed interest rate and the current interest rate.

Guaranteed interest rate for Contracts issued on or after May 31, 2011, if approved in your state. The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value. We guarantee that this rate will be at least 1% but not more than 3% per year.

We determine the guaranteed interest rate on your Contract Date and on each Redetermination Date thereafter. The guaranteed interest rate will be in effect from the Contract Date until the first Redetermination Date, and thereafter, from each Redetermination Date until the next Redetermination Date.

The redetermined guaranteed interest rate for the Fixed Account is based on the 5-year Constant Treasury Maturity monthly average rate for November of the previous calendar year published by the Federal Reserve (the “Treasury Rate”). The redetermined guaranteed interest rate for the Fixed Account will be calculated as the Treasury Rate rounded to the nearest five-hundredths of one percent (0.05%) reduced by 1.25%, and will be at least 1% and not more than 3% annually. We will notify you when your guaranteed interest rate is redetermined.

Guaranteed interest rate for Contracts issued before May 31, 2011 and for Contracts issued on and after May 31, 2011 where the guaranteed interest rate described above has not been approved by your state. The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value. The guaranteed interest rate is 3% per year.

Current Interest Rate. We may credit a current interest rate in excess of the guaranteed interest rate. Current interest rates are influenced by, but do not necessarily correspond to, prevailing market interest rates. We will determine current interest rates at our discretion. You assume the risk that the interest rate we credit may not exceed the guaranteed interest rate. Since we anticipate changing the current interest rate from time to time, we may credit different allocations with different current interest rates, based upon the date amounts are allocated to the Fixed Account. We will not change the current interest rate credited to funds in the Fixed Account more often than once each year.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first out (“LIFO”) basis. We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE

On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.

On each Valuation Day thereafter, the Fixed Account Value is equal to:

•	Fixed Account Value on the preceding Valuation Day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less
•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account. During the first eight Contract Years, the amount transferred from the Fixed Account may not exceed the greatest of:

•	25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount); or
•	the amount transferred out of the Fixed Account in the prior Contract Year; or
•	$2,000 (or the unloaned Fixed Account Value, if less).

Beginning in the 9th Contract Year, there is no limitation on the amount transferred from the Fixed Account.

Because of the transfer limitations during the first eight Contract Years, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account. You should carefully consider whether the Fixed Account meets your investment criteria.

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer. If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation. Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE

General. We do not deduct a charge for sales expense from the premium at the time you pay it. However, we may deduct a surrender charge when the premium is withdrawn upon a surrender or partial surrender or if you elect a Non-Life Payment Option during the first eight years following the payment of the premium. The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts. If the surrender charges are not enough to cover sales expenses, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess. We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

Charge for Partial Surrender or Surrender. If you take a partial or full surrender of the Contract or elect a Non-Life Payment Option during the first eight Contract Years, we will assess a surrender charge as follows:

During Contract Year
Year	1	2	3	4	5	6	7	8	9+
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	0%

To determine the surrender charge we first assume that your surrender or Non-Life Payment Option election is from amounts (other than earnings) that can be withdrawn without a surrender charge, then from other amounts (other than earnings) and then from earnings. Once we have calculated the total surrender charge amount we actually withdraw it from the Fixed Account and Subaccounts in the same proportion that the withdrawal is being made. In calculating the surrender charge, we do not include earnings, although the actual withdrawal to pay the surrender charge may come from earnings.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value. For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.

Amounts Not Subject to Surrender Charge. Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender is not in excess of 10% of the Contract Value. We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value. We will assess the applicable surrender charge on any amounts surrendered in excess of 10% and any additional surrenders, which occur after the first partial surrender in a Contract Year. The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year. If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan, your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year. (See “SYSTEMATIC PARTIAL SURRENDER PLAN”) You are limited to one election of the Systematic Partial Surrender

Plan per Contract Year without being subject to the surrender charge. (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.) In the Contract Year in which you elect to participate in the Plan, we will calculate the 10% limitation based on the Contract Value at the time of election. In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year. We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year. Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount. Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value. After the eighth Contract Year, when the surrender charge reaches zero, we will no longer apply a surrender charge.

If you elect a Life Payment Option, we will not apply a surrender charge.

Nursing Home Waiver.  If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges.  In order to be eligible for this waiver:

•	we must receive satisfactory proof that you are admitted to a licensed nursing home;
•	the Contract Value must be paid out in equal amounts over at least a three-year period; and
•	you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

Annual Administration Fee. At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value. The purpose of this fee is to reimburse us for administrative expenses relating to the Contract. We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year. We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value. This fee does not apply after the Maturity Date.

Asset-Based Administration Charge. We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%. This translates to a daily rate of 0.0004110%. The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.25%. This translates to a daily rate of 0.0034247%. The purpose of this charge is to compensate us for assuming mortality and expense risks. This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE

If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge. The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge.
•
Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option: A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.35% of Variable Account Value on an annualized basis.

It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you. Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider. The GMWB rider charge is equal to 0.10% (currently 0.079%) multiplied by the Guaranteed Withdrawal Balance. We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value. We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates may change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which the premium will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.

LOAN INTEREST CHARGE

If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer’s section 403(b) plan. A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount. The maximum amount of interest we charge on a loan is 8% annually of the loan amount. The net loan interest charge is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually).

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected. The amount we apply to the payment option will vary depending upon which payment option you select. If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option. If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value. If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract Proceeds under a payment option prior to the Maturity Date. If you elect a Life Payment Option, we will apply the full Contract Value. If you elect a Non-Life Payment Option or a lump sum payment, we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.

Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.

We will deduct any premium tax applicable from Proceeds at the time payments start. In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below. The term "payee" means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option. If an election is not in effect at the

Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.

An election of a payment option and any revocation or change must be made by Written Notice. Proceeds of at least $2,000 are required for all payment options. You may not elect an option if any periodic payment under the election would be less than $50. We may make payments less frequently so that each payment is at least $50. Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

Option 1: Interest Payments. We will make guaranteed interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate per year. We may pay additional interest annually. The Proceeds and any unpaid interest may be withdrawn in full at any time.

Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate per year. We may pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

Option 3: Installments for a Specified Period. We will pay the Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate per year. We may also pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

Option 4: Life Income. We will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living. A minimum guaranteed payment period of ten years may be chosen.

Choice of Options: You may choose an option by Written Notice during the Annuitant’s lifetime. If an option for payment of Proceeds is not in effect at the Annuitant’s death, the Beneficiary may make a choice.

Options 1, 2, and 3 may not satisfy the minimum required distribution requirements for a Qualified Contract. Consult a tax adviser. If you elect options 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.

YIELDS AND TOTAL RETURNS

YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. The Funds' performance reflects the Funds' expenses. (See the prospectuses for the Funds)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

Standard Subaccount Average Annual Total Return. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided. Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

Adjusted Historic Portfolio Average Annual Total Returns. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. Adjusted historic portfolio average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases of the Contract Value. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner’s investment in the Contract (generally, the premium or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•
made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Death Benefit Options. It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you. Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible premium paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2014 of up to the lesser of $5,500 (or $6,500 if you are age 50 or over) or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit provisions in the Contract comports with IRA qualification requirements. The value of the enhanced death benefits may need to be considered in calculating minimum required distributions.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation, in 2014 up to $12,000 (or $14,500 if you are age 50 or over). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both, may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Contract includes a death benefit that in some cases may exceed the greater of the premium payment or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payment made, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. The premium payment may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For Contracts issued after 2008, amounts attributable to non-

elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Contract includes a death benefit that in some cases may exceed the greater of the premium payment or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser. If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable “eligible rollover distributions” from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate-planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping transfer tax (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

SALE OF THE CONTRACTS
We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its registered representatives. Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms. Sunset Financial will receive commissions of up to 6.00% of the premium paid. In addition, we may pay an asset-based commission of an amount up to 0.20% in years two and beyond. Additional amounts may be paid in certain circumstances. Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments. Sunset Financial does not retain any override as principal underwriter for the Contracts. However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses: registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial’s operating and other expenses.

Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help registered representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Columbia Funds Series Trust I, Columbia Funds Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, and Franklin Templeton Variable Insurance Products Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements. All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.

Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Owners or the Variable Account. However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.

LEGAL PROCEEDINGS
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed. Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses. Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2013 and 2012; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013.

The following financial statements for the Variable Account are included in the Statement of Additional Information:

•	statement of net assets as of December 31, 2013; and
•
related statement of operations for the period or year ended December 31, 2013, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2013, and financial highlights for each of the periods or years in the five-year period ended December 31, 2013.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts. To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets. You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value. Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants. Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments. However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A - CONDENSED FINANCIAL INFORMATION

The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:  [to be updated]

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
AIM Variable Insurance Funds
V.I. American Franchise Fund - Series I Shares	62,456	6.26	4.65	77,357	4.53	4.16	87,878	4.08	4.54	105,740	4.50	4.18
V.I. Core Equity Fund - Series I Shares	85,564	10.65	8.51	119,951	8.36	7.59	141,560	7.44	7.61	167,793	7.55	7.38
V.I. Technology Fund - Series I Shares	108,561	3.79	3.17	131,681	3.08	2.84	136,197	2.80	3.04	148,303	2.99	2.67
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	156,625	26.32	20.86	194,416	20.39	18.00	229,263	17.82	19.66	262,301	19.33	17.03
VP Income & Growth Fund - Class I	132,964	10.91	8.34	146,948	8.15	7.31	171,717	7.20	7.15	188,959	7.08	6.84
VP International Fund - Class I	466,466	25.56	21.58	554,210	21.18	18.18	652,131	17.72	20.65	585,788	20.43	18.34
VP Mid Cap Value Fund - Class I	23,807	17.25	13.73	27,252	13.44	11.83	27,974	11.72	12.05	26,261	11.97	11.30
VP Ultra Fund - Class I	84,189	19.06	14.45	109,794	14.10	12.76	136,083	12.55	12.73	132,684	12.59	11.63
VP Value Fund - Class I	937,507	14.93	11.76	1,159,357	11.50	10.33	1,452,041	10.18	10.32	1,392,114	10.22	9.81
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	642,898	13.10	14.46	676,724	14.52	13.70	664,242	13.71	12.42	710,922	12.44	12.24

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
Calamos Advisors Trust
Growth and Income Portfolio	681,151	22.71	20.15	726,725	19.79	18.82	720,388	18.51	19.32	819,060	19.13	17.79
Columbia Funds Variable Insurance Trust I
Mid Cap Growth Opportunity Fund - Class 2	452,137	10.12	8.03	577,582	7.84	7.25	681,078	7.15	7.77	625,084	7.66	6.82
Columbia Funds Variable Series Trust II
Seligman Global Technology Fund - Class 2	134,402	12.26	10.19	181,946	9.91	9.49	221,772	9.39	10.07	272,666	9.97	9.25
Select Smaller-Cap Value Fund - Class 2	43,922	27.34	19.20	62,355	18.71	16.36	81,356	16.12	18.17	97,449	17.97	16.14
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	200,040	22.97	19.70	237,023	19.24	17.88	283,481	17.67	16.52	332,466	16.43	15.18
Opportunistic Small Cap Portfolio - Initial Shares	293,512	21.43	15.07	321,966	14.63	12.50	361,558	12.31	14.76	386,320	14.48	13.35
Dreyfus Stock Index Fund, Inc. - Initial Shares	996,080	22.60	17.80	1,169,032	17.36	15.44	1,469,747	15.21	15.31	1,442,719	15.14	14.42
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	16,843	40.22	31.12	16,954	30.36	27.96	17,890	27.50	27.89	22,936	27.63	25.81

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
Federated Insurance Series
Managed Tail Risk Fund II	182,264	20.71	18.52	189,736	18.03	16.85	211,735	16.60	17.97	241,897	17.78	16.96
High Income Bond Fund II	174,470	27.02	25.71	170,140	25.61	22.77	183,020	22.64	21.89	197,631	21.83	20.44
Prime Money Fund II	363,902	12.44	12.62	412,187	12.62	12.79	381,568	12.80	12.97	473,260	12.98	13.10
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	318,017	13.64	10.84	443,170	10.56	9.36	553,372	9.22	9.73	537,561	9.62	9.05
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	57,753	11.68	11.30	48,668	11.26	10.78	62,474	10.74	10.77	89,055	10.74	10.47
VIP Freedom 2010 Portfolio - Service Class 2	29,227	12.39	11.21	49,000	11.10	10.19	63,707	10.09	10.34	59,103	10.28	9.76
VIP Freedom 2015 Portfolio - Service Class 2	104,350	12.32	11.06	118,017	10.95	10.02	143,216	9.92	10.18	132,685	10.11	9.60
VIP Freedom 2020 Portfolio - Service Class 2	650,234	12.08	10.72	701,574	10.60	9.61	766,771	9.50	9.83	889,038	9.76	9.21
VIP Freedom 2025 Portfolio - Service Class 2	42,697	12.52	10.77	30,975	10.61	9.49	33,774	9.37	9.82	28,137	9.73	9.13
VIP Freedom 2030 Portfolio - Service Class 2	143,310	12.13	10.29	137,447	10.14	9.04	130,006	8.92	9.39	120,456	9.31	8.74
VIP Freedom 2035 Portfolio - Service Class 2	13,604	14.27	11.83	12,185	11.62	10.27	10,240	10.11	10.81	534	10.70	10.10
VIP Freedom 2040 Portfolio - Service Class 2	14,584	14.32	11.84	5,072	11.62	10.27	3,356	10.11	10.82	1,576	10.71	10.09
VIP Freedom 2045 Portfolio - Service Class 2	6,262	14.41	11.84	7,630	11.62	10.24	4,987	10.07	10.83	489	10.71	10.10
VIP Freedom 2050 Portfolio - Service Class 2	14,206	14.44	11.84	8,513	11.61	10.21	6,785	10.03	10.85	1,109	10.73	10.11

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	208,020	19.38	19.46	210,738	19.21	15.47	264,857	15.29	16.63	245,883	16.44	15.28
Franklin Small-Mid Cap Growth VIP Fund - Class 2	85,977	11.66	8.76	92,069	8.56	7.92	100,983	7.83	8.44	108,164	8.34	7.43
Templeton Developing Markets VIP Fund - Class 2	220,874	23.09	24.00	243,953	23.64	21.74	270,537	21.19	25.78	263,410	25.53	22.39
Templeton Foreign VIP Fund - Class 2	216,834	33.55	28.07	269,780	27.66	24.37	321,868	23.73	27.17	280,573	26.93	24.92
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	213,718	28.05	22.00	288,256	21.50	18.24	382,687	18.11	18.16	375,872	17.98	16.92
Small Cap Core Portfolio - Class 1 Shares	184,087	29.71	21.76	245,195	21.18	18.23	306,772	17.94	19.50	270,856	19.10	18.02
U.S. Equity Portfolio - Class 1 Shares	47,533	23.56	18.00	65,175	17.54	15.39	72,725	15.12	15.80	77,943	15.63	14.94

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
MFS Variable Insurance Trust
Growth Series - Initial Class Shares	263,146	33.17	25.23	287,119	24.58	21.53	323,190	21.24	21.79	366,740	21.61	20.31
Research Series - Initial Class Shares	243,891	30.15	23.68	279,625	23.12	20.29	327,357	19.99	20.61	372,332	20.36	19.16
Research Bond Series - Initial Class Shares	764,709	21.53	22.03	784,853	22.06	20.81	863,163	20.84	19.80	902,938	19.80	19.23
Total Return Series - Initial Class Shares	228,536	30.66	26.49	243,170	26.12	24.03	287,170	23.81	23.86	329,123	23.72	22.92
Utilities Series - Initial Class Shares	246,723	59.29	50.75	284,198	49.89	44.79	329,171	44.59	42.60	391,243	42.34	38.47
MFS Variable Insurance Trust II
Strategic Income Portfolio - Initial Class SharesX	316,810	19.37	19.35	327,052	19.35	17.72	353,301	17.70	17.15	422,330	17.14	16.36
Northern Lights Variable Trust
TOPSTM Managed Risk Balanced ETF Portfolio – Class 2 Shares	630,084	10.85	10.31	462,192	10.19	NA	NA	NA	NA	NA	NA	NA
TOPSTM Managed Risk Growth ETF Portfolio – Class 2 Shares	2,671,824	11.61	10.36	1,233,612	10.15	NA	NA	NA	NA	NA	NA	NA
TOPSTM Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	1,206,741	11.29	10.34	645,147	10.18	NA	NA	NA	NA	NA	NA	NA

X Effective August 16, 2013, MFS Strategic Income Series was reorganized into MFS Strategic Income Portfolio.

APPENDIX B - GMWB RIDER EXAMPLES

The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract. Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$5,000A	N/A	$0	$5,000B	$100,000A
2	5,250	N/A	0	5,000	105,000C
3	5,500	N/A	0	5,000	110,000
4	5,750	N/A	0	5,000	115,000
5	6,000	N/A	0	5,000	120,000
6	6,250	N/A	0	5,000	125,000
7	6,500	N/A	0	5,000	130,000
8	6,750	N/A	0	5,000	135,000
9	7,000	N/A	0	5,000	140,000
10	7,250	N/A	0	5,000	145,000
11	7,500	$7,500D	7,500	0	150,000
12	7,500	7,500	7,500	0	142,500
13	7,500	7,500	7,500	0	135,000
14	7,500	7,500	7,500	0	127,500
15	7,500	7,500	7,500	0	120,000
20	7,500	7,500	7,500	0	82,500
25	7,500	7,500	7,500	0	45,000
30	7,500	7,500	7,500	0	7,500
31	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the single premium (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500). As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

Example 2. Assume a single premium of $100,000 at age 63, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$5,000	N/A	$5,000	$102,000	$100,000
2	5,000	N/A	5,000	103,828	95,000
3	5,000	$4,500A	5,000	105,781B	90,000
4	5,289C	5,289C	5,289	94,946	105,781B
5	5,289	5,289	10,000D	79,898	100,492
6	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

Example 3. Assume the rider was issued on the Contract Date, and assume a single premium of $50,000 at Covered Person’s age 50, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	2,625	N/A	0	2,500	50,003	52,500
3	2,750	N/A	0	2,500	52,961A	55,000
4	2,875	N/A	0	2,500	54,311	57,500
5	3,000	N/A	10,000B	0	46,748B	60,000
6	2,337B	N/A	0	2,337C	45,741A	46,748B
7	2,454	N/A	0	2,337	49,579	49,085
8	2,571	N/A	0	2,337	49,280	51,422
9	2,687	N/A	0	2,337	52,609A	53,759
10	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract Anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset. The Lifetime Income Amount has not been calculated yet so it will not be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

Example 4. Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person’s age 75, and withdrawals equal to the Lifetime Income Amount begin in year 1. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	10,000	10,000	10,000	0	151,890	190,000
3	10,000	10,000	10,000	0	126,478	180,000
4	10,000	10,000	10,000	0	100,396	170,000
5	10,000	10,000	10,000	0	84,307	160,000
6	10,000	10,000	10,000	0	61,597	150,000
7	10,000	10,000	10,000	0	49,438	140,000
8	10,000	10,000	10,000	0	31,299	130,000
9	10,000	10,000	10,000	0	19,448	120,000
10	10,000	10,000	10,000	0	17,308	110,000
11	10,000	10,000	10,000	0	6,529	100,000
12	10,000	10,000	10,000	0	0A	90,000A
13	10,000	10,000	10,000	0	0	80,000
14	10,000	10,000	10,000	0	0	70,000
15	10,000	10,000	10,000	0	0	60,000
16	10,000	10,000	10,000	0	0	50,000
17	10,000	10,000	10,000	0	0	40,000
18	10,000	10,000	10,000	0	0	30,000
19	10,000	10,000	10,000	0	0	20,000
20	10,000	10,000	10,000	0	0	10,000
21+	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero. At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase. No rider charge will be deducted. All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

Example 5. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$5,000	N/A	$0	$5,000A	$100,000
2	5,250	N/A	0	5,000	105,000
3	5,500	N/A	0	5,000	110,000
4	5,750	N/A	0	5,000	115,000
5	6,000	N/A	6,000B	0	120,000
6	6,000	N/A	6,000	0	114,000B
7	6,000	N/A	6,000	0	108,000
8	6,000	N/A	6,000	0	102,000
9	6,000	N/A	6,000	0	96,000
10	6,000	N/A	6,000	0	90,000
11	6,000D	$4,200C	4,200D	0	84,000
12	6,000	4,200	4,200	0	79,800
13	6,000	4,200	4,200	0	75,600
14	6,000	4,200	4,200	0	71,400
15	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus is equal to 5% of the premium (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person’s age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal. The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero. Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive. This example shows Lifetime Income Amount withdrawals beginning at age 65.

Example 6. Assume a single premium of $100,000 at age 64 with a Rider Effective Date of June 1, 2012, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 2, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$94,523	$100,000
2	0	5,000	$4,750A	5,000	102,971 B	95,000
3	0	5,148 C	5,148C	5,148	97,001	102,971B
4	0	5,148	5,148	5,148	91,854	97,823
5	0	5,148	5,148	10,000D	77,867	92,675
6	0	3,893D	3,893D	3,893	71,398	77,867D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $95,000 = $4,750). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 2, the Contract Value in this example, $102,971 is greater than the Guaranteed Withdrawal Balance ($95,000 - $5,000 = $90,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $102,971.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,750) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($77,867) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($92,675 - $10,000 = $82,675). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893).

Example 7. Assume the rider was issued on the Contract Date, June 1, 2012, and assume a single premium of $50,000 at Covered Person’s age 50, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$47,300A	$50,000
2	0	2,625	N/A	0	2,500	49,671A	52,500
3	0	2,750	N/A	0	2,500	51,802A	55,000
4	0	2,875	N/A	0	2,500	52,711A	57,500
5	0	3,000	N/A	10,000B	0	45,326B	60,000
6	0	2,266B	N/A	0	2,266C	45,141A	45,326B
7	0	2,379	N/A	0	2,266	46,151 A	47,592
8	0	2,492	N/A	0	2,266	47,128 A	49,858
9	0	2,606	N/A	0	2,266	52,009A	52,124
10	0	2,719	N/A	0	2,266	53,982A	54,390

A The Contract Value on the contract anniversary is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($45,326) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset. The Lifetime Income Amount has not been calculated yet so it will not be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $45,326 = $2,266).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $45,326= $2,266).

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

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To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To:	Kansas City Life Insurance Company
Variable Administration Department
P.O. Box 219364
Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________________________

Address:_________________________________________________________________________________________

City:_________________________________________	State:_________________________	Zip:_____________

Signature of Requestor:__________________________________________________________	Date:____________

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Single Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual single premium deferred variable annuity contract ("Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2015.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The entire Contract is made up of the contract and the application. The statements made in the application are deemed representations and not warranties. We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

INCONTESTABILITY

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract. If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments. We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

NON-PARTICIPATION

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (“Code”) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that: (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the

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Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

OWNERSHIP

The Annuitant is the Owner unless otherwise provided in the application. As Owner, you may exercise every right provided by your Contract. These rights and privileges end at the Annuitant’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving Written Notice to us. The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it. We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts. You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.

ASSIGNMENT

An assignment is a transfer of some or all of your rights under this Contract. No assignment will be binding on us unless made in writing and filed at our Home Office. We assume no responsibility for the validity or effect of any assignment.

Certain federal income tax consequences may apply to an assignment. You should consult with your tax adviser before requesting an assignment.

BENEFICIARY

The Beneficiary is shown on the application or in the last Beneficiary designation filed with us. Death benefit Proceeds will be paid to the Beneficiary except as provided in this section.

If any Beneficiary dies before the Annuitant, that Beneficiary’s interest will pass to any other Beneficiaries according to their respective interest.

If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us. In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living. The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any Beneficiary will be subject to:

•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant’s death.

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SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT

We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:

•	the Beneficiary dies at the same time as or within 15 days of the Annuitant’s death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”). We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (“1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives. Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2011	$1,813,636.00	$177,623.00
2012	$1,774,007.00	$188,084.00
2013	$1,853,606.00	$135,891.00
* Includes sales compensation paid to registered persons of Sunset Financial.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at

3

the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Federated Prime Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for:

•	the annual administration fee,
•	the asset-based administration charge, and
•	the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the Subaccount’s average account size.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Federated Prime Money Fund II Subaccount's actual yield is affected by:

•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Prime Money Fund II;
•	the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
•	the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

OTHER SUBACCOUNT YIELDS

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract Value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

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Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund’s Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract. The surrender charge is calculated as a percentage of your premium payment being surrendered or withdrawn during the applicable Contract Year. The amount of the surrender charge decreases over time. The initial surrender charge is 8%, decreasing to 0 after the eighth Contract Year. Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract Year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided. Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

•	the performance of the Subaccount's underlying Portfolio;
•	the deductions for the annual administration fee;
•	asset-based administration charge; and
•	mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract Year. For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the Subaccount’s average account size. The calculation assumes the selection of the Base Guaranteed Minimum Death Benefit Option. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years. The calculation does not reflect either of the guaranteed bonuses.

OTHER TOTAL RETURNS

Adjusted Historic Portfolio Average Annual Total Return. From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations. Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote adjusted historic portfolio average annual total returns that do not reflect the surrender charge. These are calculated in exactly the same way as the adjusted historic portfolio average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

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We may disclose cumulative total returns in conjunction with the standard formats described above.

EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA

The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption’s of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by A. Craig Mason Jr., General Counsel of Kansas City Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013; the statements of net assets of the Kansas City Life Variable Annuity Separate Account (Variable Account) as of December 31, 2013, and the related statements of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

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OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2013 and 2012; and
•	related consolidated statements of comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2013; and
•
related statement of operations for the period or year ended December 31, 2013, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2013, and financial highlights for each of the periods or years in the five-year period ended December 31, 2013.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts. To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets. You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value. Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants. Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments. However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements included in the SAI.

(b)	Exhibits:

(1)	Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account"). (1)

(2)	Not Applicable.

(3)	(a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(b) Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(4)	(a) Contract Form J182. (7)

(b) Bonus Endorsement M465. (3)

(c) Bonus Endorsement M466. (3)

(d) Form of GMWB Rider and Schedule Pages. (5)

(e) Contract Form J188. (10)

(5)	Contract Application. (3)

(6)	(a) Restated Articles of Incorporation of Kansas City Life. (1)

(b) By-Laws of Kansas City Life. (2)

(7)	Not Applicable.

(8)	(a.1) Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.2) Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.3) Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.4) Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (4)

(a.5) Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)

(b.1) Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

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(b.2) Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.3) Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.4) Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.5) Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (4)

(b.6) Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (8)

(c.1) Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(c.2) Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(c.3) Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (4)

(c.4) Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (6)

(d.1) Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

(d.2) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

(d.3) Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (4)

(d.4) Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

(e.1) Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)

(e.2) Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)

(f.1) Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.2) Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.3) Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

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(f.4) Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (8)

(g.1) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

(g.2) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

(g.3) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (12)

(h.1) Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)

(h.2) Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)

(i.1) Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.2) Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.3) Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.4) Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.5) Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.6) Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (4)

(i.7) Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (6)

(j.1) Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.2) Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.3) Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.4) Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (4)

(j.5) Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (6)

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(j.6) Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (9)

(j.7) Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (9)

(k.1) Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (11)

(k.2) Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (11)

(9)	Opinion and Consent of Counsel. (13)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP. (13)

(b) Consent of KPMG LLP. (13)

(11)	Not Applicable.

(12)	Not Applicable.

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(1) Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).

(2) Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).

(3) Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.

(4) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(5) Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-89984) filed on May 22, 2007.

(6) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(7) Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-165116) for Kansas City Life Variable Separate Account filed on March 1, 2010.

(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(9) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).

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(10) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 333-165116).

(11) Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).

(12) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).

(13) To be filed.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Richard L. Finn	Director
David S. Kimmel	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel and Secretary
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Stephen E. Ropp	Vice President, Operations
William A. Schalekamp	Director

* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 27. Number of Contract Owners

2 Owners as of April 18, 2014.

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Item 28. Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contend ere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4. Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further

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indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12. To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.

13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than

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the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Sunset Financial Services, Inc. is the registrant's principal underwriter.

(b) Officers and Directors of Sunset Financial:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Gary K. Hoffman	Assistant Secretary
Tracy W. Knapp	Director
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Executive Officer/Vice President

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c) Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$1,853,606.00	None	N/A	N/A

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 31. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

(b) The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or

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similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

(c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

(d) Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 2nd day of March, 2015.

Kansas City Life Variable Annuity Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby, President R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary	By: /s/ R. Philip Bixby, President R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby, President R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	March 2, 2015

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	March 2, 2015

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	March 2, 2015

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	March 2, 2015

/s/ Kevin G. Barth Kevin G. Barth	Director	March 2, 2015

______________________________ Nancy Bixby Hudson	Director	March 2, 2015

______________________________ William R. Blessing	Director	March 2, 2015

/s/ Michael Braude Michael Braude	Director	March 2, 2015

/s/ James T. Carr James T. Carr	Director	March 2, 2015

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______________________________ John C. Cozad	Director	March 2, 2015

______________________________ Richard L. Finn	Director	March 2, 2015

______________________________ David S. Kimmel	Director	March 2, 2015

______________________________ Cecil R. Miller	Director	March 2, 2015

/s/ Mark A. Milton Mark A. Milton	Director	March 2, 2015

/s/ William A. Schalekamp William A. Schalekamp	Director	March 2, 2015

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